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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 19, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-1)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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       Delaware                      333-82832            33-0727357
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

3 Ada
Irvine, California                                92618
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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Item 2.  Acquisition or Disposition of Assets
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     On January 15, 2003, a single series of certificates, entitled Option One
Mortgage Loan Trust, Asset-Backed Certificates, Series 2003-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2003 (the "Agreement"), among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee").

     On January 31, 2003, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement with an aggregate principal balance equal to approximately $21,117,433.05 with funds on deposit in the pre-funding account (the "Group II Pre-Funding Account") (collectively, with the Group I Pre-Funding Account, the "Pre-Funding Accounts") both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to Subsequent Transfer Instrument, dated January 31, 2003, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Subsequent Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

     On February 19, 2003, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement with an aggregate principal balance equal to approximately $377,076,651.03 with funds on deposit in the Pre-Funding Accounts, established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to Subsequent Transfer Instrument, dated February 19, 2003, between the Depositor and the Trustee (the "Second Subsequent Transfer Instrument"). Attached to the Second Subsequent Transfer Instrument is the Subsequent Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Second Subsequent Transfer Instrument.


Item 5.  Other Events
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Description of the Mortgage Pool

     The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien



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adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the end of the Funding Period, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate principal balance of approximately $566,951,431.75 and of Group II Mortgage Loans having an aggregate principal balance of approximately $1,031,247,877.09.

     As more fully described above, on January 31, 2003 and February 19, 2003, the Depositor purchased the Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.

     The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut-off Date.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits



      Exhibit No.                    Description
      -----------                    -----------

         4.2 Subsequent Transfer Instruments, dated as of January 31, 2003 and February 19, 2003, respectively between Option One Mortgage Acceptance Corporation as seller and Wells Fargo Bank Minnesota, National Association, as trustee.

          99.1 Characteristics of the Mortgage Pool relating to Option One Mortgage Loan Trust 2003-1, Asset- Backed Certificates, Series 2003-1.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: February 19, 2003

                                                OPTION ONE MORTGAGE ACCEPTANCE
                                                CORPORATION


                                                By:   /s/ David S. Wells
                                                    ----------------------------
                                                Name:     David S. Wells
                                                Title:    Assistant Secretary







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                                Index to Exhibits
                                -----------------



                                                                   Sequentially
Exhibit No.                    Description                         Numbered Page
-----------                    -----------                         -------------

    4.2 Subsequent Transfer Instruments, dated as January 31, 2003 and February 19, 2003, respectively between Option One Mortgage Acceptance Corporation as seller and Wells Fargo Bank Minnesota, National Association, as trustee.

    99.1 Characteristics of the Mortgage Pool relating to Option One Mortgage Acceptance Corporation,
                Asset-Backed Certificates, Series 2003-1